   As filed with the Securities and Exchange Commission on September 19, 2002.
                                                      Registration No. 333-59964
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------
                         Post-Effective Amendment No. 2
                        filed pursuant to Rule 462(d) to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                            THE DOW CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                                   38-1285128
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

                                 2030 Dow Center
                             Midland, Michigan 48674
                                 (989) 636-1000
  (Address, including zip code, and telephone, including number, including area code, of registrant's principal executive offices)

                                  Tina Van Dam
                               Corporate Secretary
                            The Dow Chemical Company
                                 2030 Dow Center
                             Midland, Michigan 48674
                                 (989) 636-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ---------------
                                   A copy to:

                                 Edward S. Best
                            Mayer, Brown, Rowe & Maw
                            190 South LaSalle Street
                             Chicago, Illinois 60603
                                 (312) 782-0600

                                 ---------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-59964) of The Dow Chemical Company is filed pursuant to Rule 462(d) solely to add certain exhibits not previously filed with respect to the Registration Statement.

                PART II -- INFORMATION NOT REQUIRED IN PROSPECTUS



Item 16.  Exhibits

     Exhibit
     Number                              Description
     ------                              -----------

     1.3 Underwriting Agreement, dated as of September 12, 2002, among The Dow Chemical Company, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., UBS Warburg LLC, Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein - Grantchester, Inc., HSBC Securities (USA) Inc., Mizuho International plc and SG Cowen Securities Corporation

     4.9 Form of Global Note for 6% Notes due 2012 (incorporated by reference to Exhibit 4.8 of Post-Effective Amendment No.1 to Dow's Registration Statement on Form S-3 (File No. 333-59964))

     5.3       Opinion of Charles J. Kalil, Assistant General Counsel of Dow

     23.4      Consent of Charles J. Kalil (included in Exhibit 5.3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Midland, State of Michigan, on September 19, 2002.

                                THE DOW CHEMICAL COMPANY


                                By:         /s/ J. Pedro Reinhard
                                   ---------------------------------------------
                                               J. Pedro Reinhard
                                     Director, Executive Vice President and
                                             Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on September 19, 2002:


                                Director, President and Chief Executive Officer (principal executive officer)
               *
   -------------------------
   M. D. Parker

                                Director, Executive Vice President and Chief
                                Financial Officer (principal financial officer)
               *
   -------------------------
   J. P. Reinhard

                                Vice President and Controller (Principal
               *                Accounting Officer)
   -------------------------
   F. H. Brod


               *                Director and Executive Vice President
   -------------------------
   A. A. Allemang


               *                Director
   -------------------------
   J. K. Barton


               *                Director and Vice Chairman of the Board
   -------------------------
   A. J. Carbone


               *                Director
   -------------------------
   J. M. Cook


               *                Director
   -------------------------
   J. C. Danforth

                     *               Director
     -----------------------------
     W. D. Davis


                     *               Director
     -----------------------------
     B. H. Franklin


                     *               Director
     -----------------------------
     J. M. Ringler


                     *               Director
     -----------------------------
     H. T. Shapiro


                     *               Director and Chairman of the Board
     -----------------------------
     W. S. Stavropoulos


                     *               Director
     -----------------------------
     P. G. Stern


* By:    /s/ J. Pedro Reinhard
     -----------------------------
         J. Pedro Reinhard
         Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit
Number                                   Description
------                                   -----------

1.3 Underwriting Agreement, dated as of September 12, 2002, among The Dow Chemical Company, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., UBS Warburg LLC, Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein - Grantchester, Inc., HSBC Securities (USA) Inc., Mizuho International plc and SG Cowen Securities Corporation

4.9 Form of Global Note for 6% Notes due 2012 (incorporated by reference to Exhibit 4.8 of Post-Effective Amendment No.1 to Dow's Registration Statement on Form S-3 (File No. 333-59964))

5.3            Opinion of Charles J. Kalil, Assistant General Counsel of Dow

23.4           Consent of Charles J. Kalil (included in Exhibit 5.3)